UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

September 16, 2024

PATTERSON COMPANIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Minnesota	0-20572	41-0886515
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1031 Mendota Heights Road

St. Paul, Minnesota 55120

(Address of Principal Executive Offices, including Zip Code)

(651) 686-1600

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01	PDCO	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) The Company held its annual meeting of shareholders (the “Annual Meeting”) on September 16, 2024. There were 88,144,355 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, the holders of 82,666,553 shares of common stock were represented in person or by proxy; therefore, a quorum was present.

(b) The matters that were voted upon at the Annual Meeting, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes, as to each such matter, where applicable, are set forth below.

Proposal No. 1: Election of Directors

John D. Buck, Meenu Agarwal, Alex N. Blanco, Jody H. Feragen, Robert C. Frenzel, Philip G.J. McKoy, Neil A. Schrimsher, Pamela J. Tomczik and Donald J. Zurbay were elected directors of the Company to have terms expiring in 2025, and until their successors shall be elected and duly qualified. The results of the vote were as follows:

	For	Against	Abstain	Broker Non-Votes
John D. Buck	71,352,800	3,407,608	50,730	7,855,415
Meenu Agarwal	74,396,564	354,115	60,459	7,855,415
Alex N. Blanco	74,086,789	673,361	50,988	7,855,415
Jody H. Feragen	71,947,726	2,807,013	56,399	7,855,415
Robert C. Frenzel	74,303,865	454,258	53,015	7,855,415
Philip G.J. McKoy	74,457,727	298,947	54,464	7,855,415
Neil A. Schrimsher	73,890,624	869,475	51,039	7,855,415
Pamela J. Tomczik	74,458,405	298,971	53,762	7,855,415
Donald J. Zurbay	73,472,631	1,285,570	52,937	7,855,415

Proposal No. 2 : Advisory Vote on Executive Compensation

The advisory proposal concerning the Company’s executive compensation program was approved. The results of the non-binding vote were as follows:

For	Against	Abstain	Broker Non-Votes
70,725,241	3,510,091	575,806	7,855,415

Proposal No. 3: Ratification of the Appointment of the Company’s Independent Registered Public Accounting Firm

The proposal to ratify the selection of Ernst and Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 26, 2025 was approved. The results of the vote were as follows:

For	Against	Abstain
80,401,764	2,209,447	55,342

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATTERSON COMPANIES, INC.

Date: September 18, 2024	By:	/s/ Les B. Korsh
Les B. Korsh
Chief Legal Officer and Corporate Secretary